UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 24, 2003

ENBRIDGE ENERGY PARTNERS, L.P.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	1-10934	39-1715850
(STATE OR OTHER JURISDICTION)	(COMMISSION FILE NO.)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1100 Louisiana, Suite 3300, Houston, TX 77002
(Address Of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (713) 821-2000

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

Exhibit No.	Description

99.1	Press release of Enbridge Energy Partners, L.P., dated April 24, 2003, reporting financial results for the three months ended March 31, 2003.

ITEM 9.   REGULATION FD DISCLOSURE

A press release issued by Enbridge Energy Partners, L.P. on April 24, 2003 regarding financial results for the three months ended March 31, 2003 is attached hereto as Exhibit 99.1, and excluding the third and fourth paragraphs thereof, is incorporated herein by reference. This information, excluding the third and fourth paragraphs thereof, is being furnished pursuant to Item 12 - Results of Operations and Financial Condition, of Form 8-K in accordance with Release No. 33-8216 issued by the Securities and Exchange Commission (“SEC”) and is being presented under Item 9 of Form 8-K in accordance with interim guidance issued by the SEC on March 27, 2003. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.
(Registrant)

By: Enbridge Energy Management, L.L.C.
as delegate of Enbridge Energy Company, Inc., its General Partner

By:	/s/ JODY L. BALKO
Jody L. Balko
Controller
(Duly Authorized Officer)

Date: April 30, 2003